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                                                                   EXHIBIT 10.61

              $8,000,000 Maryland Economic Development Corporation
                   Taxable Economic Development Revenue Bond
                   (Guilford Pharmaceuticals Inc. Facility),
                                   1994 Issue

                    SECOND AMENDMENT TO INSURANCE AGREEMENT

         THIS SECOND AMENDMENT TO INSURANCE AGREEMENT is made this 29th day of June, 1998 by and between the MARYLAND INDUSTRIAL DEVELOPMENT FINANCING AUTHORITY, a body corporate and politic and a public instrumentality of the State of Maryland (the "Authority"), and FIRST UNION NATIONAL BANK, a national banking corporation and successor by merger to Signet Bank (the "Lender" or "Holder").

         The Maryland Economic Development Corporation, a body politic and corporate and a public instrumentality of the State of Maryland ("MEDCO") extended a loan in the principal amount of $8,000,000 (the "Loan") from the proceeds of the sale of MEDCO's Taxable Economic Development Revenue Bond (Guilford Pharmaceuticals Inc. Facility), 1994 Issue (the "Bond") pursuant to the Loan and Financing Agreement dated December 5, 1994 by and among MEDCO, Guilford Pharmaceuticals Inc. (the "Borrower") and the Lender (the "Financing Agreement"). Pursuant to the Financing Agreement: (i) the Bond was issued and sold to the Lender; (ii) the Borrower assumed all of the obligations to make all payments due on the Bond to the Holder; and (iii) MEDCO assigned its rights to all security for the Bond to the Lender. The Authority insured 30% of the Bond not to exceed $2,400,000 pursuant to the Insurance Agreement dated December 5, 1994 by and between the Authority and the Lender (the "Original Insurance Agreement").

         On May 24, 1996, the Lender extended additional financing to the Borrower. As a result of the additional financing, the Authority increased the percentage of its insurance from 30% to 50% and increased the corresponding maximum dollar amount of its insurance from $2,400,000 to $4,000,000 pursuant to the First Amendment to Insurance Agreement dated May 24, 1996 (the "First Amendment"; the Original Insurance Agreement as amended by the First Amendment is hereinafter called the "Insurance Agreement").

         The Lender and the Borrower wish to enter into additional financing for the benefit of the Borrower and to reduce the amount of cash collateral pledged by the Borrower to the Lender as security for the Bond.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lender and the Authority agree as follows:





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   1.  Modifications.  The Insurance Agreement is hereby modified as follows:

       (a) In lines 1 and 5 of the definition of "Insured Portion of the Bond" delete "fifty percent (50%)" and insert in lieu thereof "eighty one and seventy-three hundredths percent (81.73%)".

       (b) In the last line of the definition of "Insured Portion of the Bond" delete "$4,000,000" and insert in lieu thereof "$5,000,000".

   2. No Other Change. Except as specifically set forth herein, the Insurance Agreement shall remain unchanged and in full force and effect.





                     [SIGNATURES APPEAR ON FOLLOWING PAGE]



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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Second Amendment to Insurance Agreement under their respective seals, as of the day and year first above written.

WITNESS:                          MARYLAND INDUSTRIAL
                                  DEVELOPMENT FINANCING AUTHORITY


                                  By:  /s/ D. Gregory Cole       (SEAL)
------------------------               --------------------------
                                       D. Gregory Cole,
                                       Executive Director



WITNESS:                          FIRST UNION NATIONAL BANK


                                  By:  /s/ Louis E. Flori        (SEAL)
------------------------               --------------------------
                                       Louis E. Flori,
                                       Vice President




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